VANGUARD(R)SELECTED VALUE FUND

SEMIANNUAL REPORT

APRIL 30, 2001

[PHOTO OF SHIP]

[THE VANGUARD GROUP LOGO]

SOME LESSONS
 FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
o THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
o DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
o PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY
o Vanguard Selected Value Fund's excellent six-month return of 13.4% outpaced the results of its average peer mutual fund, benchmark index, and the broader market.
o While the overall market slumped badly, mid- and small-capitalization value stocks flourished during the period.
o Our fund adviser's stock selections, particularly in consumer-related companies, were adroit.

CONTENTS
1 Letter from the Chairman
5 Report from the Adviser
8 Fund Profile
9 Glossary of Investment Terms
10 Performance Summary
11 Financial Statements

LETTER
from the Chairman

Fellow Shareholder,
During the fiscal half-year ended April 30, 2001, mid-capitalization value stocks flourished while the overall stock market slumped. In this environment, vanguard selected value fund posted an excellent 13.4% six-month return, outperforming its average competitor and other comparative measures.

     The table at right pre-sents the total returns (capital change plus reinvested dividends) for your fund, its average peer mutual fund, and two unmanaged indexes: the Russell Midcap Value Index--the benchmark we consider to be the "best fit" for your fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.

--------------------------------------------------------------------------------
TOTAL RETURNS                           Six Months Ended
                                          April 30, 2001
--------------------------------------------------------------------------------
Vanguard Selected Value Fund                13.4%
Average Mid-Cap Value Fund*                 10.3
Russell Midcap Value Index                   9.3
Wilshire 5000 Index                        -13.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on an increase in net asset value from $11.42 per share on October 31, 2000, to $12.68 per share on April 30, 2001, and is adjusted for a dividend of $0.24 per share paid from net investment income.

FINANCIAL MARKETS IN REVIEW
U.S. economic growth slackened during the six months ended April 30. Signs of the slowdown were plentiful: Some high-profile companies--many of them technology firms--failed to meet market expectations for earnings. As stock prices fell, com-panies jammed the brakes on spending and announced tens of thousands of layoffs. Unemployment rose and consumer

--------------------------------------------------------------------------------
MARKET BAROMETER                            Total Returns
                                            Periods Ended April 30, 2001
--------------------------------------------------------------------------------
                                            Six         One         Five
                                           Months       Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                  -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)              -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)         -13.1       -14.1         13.6
MSCI EAFE Index (International)              -7.9       -16.1          4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)   6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index           4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    2.8         5.9          5.3
================================================================================
CPI
Consumer Price Index                          1.7%        3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.

confidence--always tied tightly to the health of the job market--fell from historically high levels. Amid concerns that the downturn could lead to a recession, stock markets around the world declined. But bonds, bolstered by falling interest rates, recorded solid gains.

     Real gross domestic product (GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Concerned that growth might disappear entirely, the Federal Reserve Board's Open Market Committee (FOMC) started a campaign to stimulate the economy, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3 in a rare move between its regularly scheduled meetings. Through the end of April, the FOMC enacted three more rate cuts of 50 basis points each. GDP growth for the first quarter of 2001 (+1.3%, annualized) also was lackluster.

     U.S. stocks remained volatile during the six months. Share prices for technology companies, in particular, were highly unstable: In the final two months of 2000, tech stocks continued to plummet from peaks reached in March of that year. They recovered a bit as the new year began, but then sank again on worries about earnings, valuations, and the economic outlook. For the full half-year, the tech-dominated Nasdaq Composite Index declined -36.9%.

     The broader market followed a similarly bumpy path, but with smaller peaks and valleys. The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, had a total return of -12.1% for the half-year, consisting of a 0.5% return from dividend income and a -12.6% price decline. While dividends tend to be stable in the short run, stock prices are not. Prices are driven by two factors: expectations for corporate earnings and the amount investors are willing to pay for a dollar of those earnings (the price/earnings multiple). The chart below shows that investors have seen a double whammy in recent months as valuations and projections of earnings growth have fallen simultaneously.


EARNINGS, OPTIMISM TUMBLE
--------------------------------------------------------------------------------

             COMPARATIVE EARNINGS GROWTH              P/E RATIO OF THE S&P 500
--------------------------------------------------------------------------------
DEC.  1999             21                                      30
MAR.  2000             22                                      26
JUNE. 2000             24                                      28
SEP.  2000             25                                      29
DEC.  2000             19                                      23
MAR.  2001              9                                      11
--------------------------------------------------------------------------------
Note: Figures are as of the end of each calendar quarter.
*Based on 12-month forward-earnings estimates for the S&P 500 Index.
Source: The Vanguard Group.
--------------------------------------------------------------------------------

     However, there were pockets of strength in the U.S. stock market. Value stocks--those with below- average prices in relation to such measures as earnings and book value--performed well. Small- and mid-cap value stocks posted double-digit gains, while prices for large-cap value stocks were flat. In contrast, growth stocks of all sizes posted double-digit declines.

--------------------------------------------------------------------------------
Small- and mid-cap value stocks posted double-digit gains.
--------------------------------------------------------------------------------

     The overall market, as represented by the Wilshire 5000 Total Market Index, returned -13.1% during the six months. Meanwhile, bonds delivered solid returns during the six months, driven by rising demand and prices for fixed income securities. The Lehman Brothers Aggregate Bond Index, a measure of the overall U.S. market for taxable bonds, returned 6.2% during the half-year.

PERFORMANCE OVERVIEW
The Selected Value Fund's 13.4% return not only outpaced the results of its average peer and benchmark index but was an amazing 26.5 percentage points higher than the return of the broad U.S. stock market.

     Selected Value's fine performance can be attributed to the fund's "deep value" bent, which leads it to search for the market's bargains and to avoid pricey stocks. Because of this emphasis, the fund had virtually no exposure to the technology sector. Instead, the fund had large commitments to "old economy" sectors, such as financial services firms and utilities. With interest rates falling and growth stocks looking less attractive, these defensive, dividend-paying stocks flourished.

--------------------------------------------------------------------------------
The fund's "deep value" style led it to beaten-down stocks that surged back into favor during the half-year.
--------------------------------------------------------------------------------

     However, the fund's value orientation and sector positioning weren't the only factors contributing to our excellent results. Adroit stock selection also played a key role. Compared to the results of the Russell Midcap Value Index, our investment adviser, Barrow, Hanley, Mewhinney & Strauss, added the most value in the consumer discretionary and financial services sectors.

     On the negative side, our picks among health care and "other energy" companies came up short versus the index. The Report from the Adviser, which begins on page 5, provides more details about specific securities.

     The strong performance of value stocks so far this year continues a trend that began about a year ago and came as a great relief to Selected Value shareholders who had endured subpar returns in 1998-1999, when tech stocks were the rage on Wall Street. We thank these long-time shareholders for staying with the fund, and we are pleased that they have been rewarded for their patience.

     Long-term investors should have exposure to both growth and value stocks and should expect that either investment approach will hit rough stretches from time to time. Experience strongly suggests that switching out of one market segment after a period of disappointing performance--usually to go into a segment that has done well lately--is an efficient way to reduce wealth, not create it.

IN SUMMARY
The bull market of the 1990s lulled many investors into thinking that stocks--and tech stocks in particular--only go up. Unfortunately, some investors ignored the risks inherent in highly valued stocks and paid a huge price. Now, with a market that has been in the doldrums for more than a year, some investors may tend to err on the side of caution and risk not achieving their long-term goals.

     Because no one can predict the short-term direction of financial markets, we reiterate our long-standing belief in the importance of maintaining a portfolio of diversified stock, bond, and money market funds in proportions appropriate for your goals, time horizon, and risk tolerance. Once you have such an investment plan in place, the prudent strategy is to stay the course and not let market fluctuations divert you from your goals. Thank you for entrusting your hard-earned dollars to us.


Sincerely,

/s/
John J. Brennan

May 8, 2001

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

REPORT
 from the Adviser                      BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

VANGUARD SELECTED VALUE FUND provided a strong 13.4% return for the six months ended April 30, 2001, the first half of its fiscal year. This result exceeded both the 10.3% return of our average peer and the 9.3% return of the Russell Midcap Value Index, and was significantly ahead of the -4.9% return of the Russell Midcap Index, a broad measure of mid-capitalization stocks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
During the six months, the stock market continued to redress the inequities of the speculative "blow-off" that began in mid-1998 and continued into early 2000:
Business  plans and earnings  levels do mean  something.

     Stocks continue to be quite volatile. Short-term results were influenced by changes in earnings expectations, which, in the slowing economy, have been frequently negative. Put another way, we seem to be experiencing a much-heralded "regression to the mean." Unfortunately, such adjustments are seldom pleasant.

     We expect this environment to continue for the remainder of the year as the Federal Reserve Board tries to revive economic activity.

OUR SUCCESSES
In several instances, our successes during the fiscal half-year came from companies that had previously been beaten down by misinformation and tax-loss selling.

     As it turns out, the expected financial disasters for Service Corp., Toys R Us, Kmart, and Deluxe never materialized. In fact, all of these companies have improved dramatically. And even with their rebounds, we still expect most of them to be excellent investments for the foresee- able future.

     Another major source of our relative outperformance was the absence of large technology investments in our portfolio. This underweighting was a function of our investment philosophy, which compels us to focus on cheap companies with solid fundamentals, rather than businesses or sectors that are momentarily in vogue.

OUR SHORTFALLS
Our shortfalls centered on energy stocks, which tend to be volatile even when the fundamentals are secure. These stocks were less affected by strong earnings than by the price of oil, which declined slightly over the six months.

     The planned merger between Northeast Utilities and Consolidated Edison was called off, causing Northeast Utilities' stock to decline approximately -20%. We continue to believe that this stock is worth considerably more than its current price.

OUR PORTFOLIO POSITIONING
The Selected Value Fund owns 40 issues, with the 10 largest representing about 30% of our total assets. We believe that the fund's characteristics strongly reflect a true mid-cap value portfolio. The forward (projected) price/earnings ratio of our holdings is 12.5--up from six months ago, but not as much as we might have expected. Our price/book ratio is about 2.3, and the average forecast return on equity is 17.2%. The current dividend yield is 2.3%. We expect an approximate 11% growth in earnings for the fund's stocks this year.

     We are able to forecast this growth during a period when earnings are declining at many firms, because we are selecting companies that are increasing revenues and have maintained pricing power. Specifically, we're targeting firms in the energy and utilities sectors, and we're investing in financial companies that do not have asset-quality problems.

     We are hopeful of steering your fund through potentially difficult times ahead with predictable and positive results.


James P. Barrow, Portfolio Manager

May 10, 2001

PORTFOLIO CHANGES                                Six Months Ended April 30, 2001

                                    Comments
--------------------------------------------------------------------------------
                                  New Holdings
Constellation  Energy
Management is taking a utility (Baltimore Gas & Electric) and redeploying its cash flow in nonregulated areas, with emphasis on wholesale power.
--------------------------------------------------------------------------------
Golden State  Bancorp
A savings and loan that has the highest level of reserves and lowest valuation in the group and is positioned to benefit substantially from lower interest rates.
--------------------------------------------------------------------------------
Suiza Foods
The nation's leading processor and distributor of milk, dairy products, and other beverages is growing significantly and is in a position to further consolidate the business.
--------------------------------------------------------------------------------
Triton Energy
A domestic  oil company  with  exploration  potential  off the western  coast of
Africa.
================================================================================
                                   Eliminated
Armstrong Holdings
Concerns about asbestos litigation.
--------------------------------------------------------------------------------
eFUNDS
Good business--spun out from Deluxe Check--that met our valuation target.
--------------------------------------------------------------------------------
GPU
Concerns about merger approval.
--------------------------------------------------------------------------------
Jefferson-Pilot
Slowing earnings from annuity products and broadcasting.
--------------------------------------------------------------------------------
Mylan Laboratories
Lack of product approvals and concern about product pipeline.
--------------------------------------------------------------------------------
Networks Associates
Lack of earnings visibility.
--------------------------------------------------------------------------------
Patterson Dental
Reached price target.
--------------------------------------------------------------------------------
ProLogis
Concerns about business, economic environment, deterioration in the fundamentals of a business unit. Also, because it's a relatively illiquid stock, we're concerned about the possibility of a large investor flooding the market.
--------------------------------------------------------------------------------

                                                                     See page 11
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE As of April 30, 2001
 for Selected Value Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                      Wilshire
                                       Fund         Best Fit*             5000
--------------------------------------------------------------------------------
Number of Stocks                         40               585           6,557
Median Market Cap                     $4.1B             $7.0B          $37.0B
Price/Earnings Ratio                  17.8x             19.4x           26.9x
Price/Book Ratio                       2.3x              2.3x            3.7x
Yield                                  2.0%              2.0%            1.2%
Return on Equity                      14.5%             15.2%           22.7%
Earnings Growth Rate                   1.6%              7.9%           15.6%
Foreign Holdings                       0.0%              0.0%            0.0%
Turnover Rate                         38%**                --             --
Expense Ratio                       0.67%**                --             --
Cash Investments                       1.6%                --             --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Triton Energy Ltd. Class A               3.2%
 (energy)
Constellation Energy Group               3.2
 (electrical utilities)
Murphy Oil Corp.                         3.2
 (oil)
MGIC Investment Corp.                    3.1
 (insurance)
TECO Energy, Inc.                        3.0
 (electrical utilities)
Global Marine, Inc.                      3.0
 (oil)
Suiza Foods Corp.                        2.9
 (beverage)
UST, Inc.                                2.9
 (tobacco)
Entergy Corp.                            2.8
 (electrical utilities)
Kerr-McGee Corp.                         2.8
 (oil)
--------------------------------------------------------------------------------
Top Ten                                 30.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                   Wilshire
                          Fund        Best Fit*        Fund            5000
--------------------------------------------------------------------------------
R-Squared                 0.79          1.00           0.23           1.00
Beta                      1.19          1.00           0.58           1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                                     Wilshire
                                       Fund         Best Fit*            5000
--------------------------------------------------------------------------------
Auto & Transportation                  3.8%              6.0%            2.1%
Consumer Discretionary                11.3              14.2            13.7
Consumer Staples                       5.9               4.8             5.8
Financial Services                    25.4              24.9            19.1
Health Care                            2.8               5.8            13.1
Integrated Oils                        6.0               2.3             3.6
Other Energy                           6.3               7.0             3.3
Materials & Processing                 7.2               7.4             3.0
Producer Durables                      8.0               4.7             3.6
Technology                             0.0               4.7            18.0
Utilities                             16.7              15.5             9.1
Other                                  6.6               2.7             5.6
--------------------------------------------------------------------------------
*Russell Midcap Value Index.
**Annualized.

--------------------------------------------------------------------------------
INVESTMENT FOCUS
MARKET CAP = MEDIUM
STYLE = VALUE
--------------------------------------------------------------------------------

                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

GLOSSARY
of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Selected Value Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                    February 15, 1996-April 30, 2001


--------------------------------------------------------------------------------
                          SELECTED VALUE FUND          RUSSELL MIDCAP
--------------------------------------------------------------------------------
          1996                    0.7                       8.3
          1997                   30.9                      32.5
          1998                  -17.8                       5.7
          1999                   -0.6                       5.7
          2000                   19.1                      11.9
          2001*                  13.4                       9.3
--------------------------------------------------------------------------------
*Six months ended April 30, 2001.
See Financial Highlights table on page 15 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
SELECTED VALUE FUND                         SHARES                       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
--------------------------------------------------------------------------------
AUTO & Transportation (3.7%)
Genuine Parts Co.                          420,800                  $   11,362
Dana Corp.                                 422,600                       8,296
                                                                    ------------
                                                                        19,658
                                                                    ------------
CONSUMER DISCRETIONARY (11.1%)
  Wendy's International, Inc.              558,400                      14,144
  The Stanley Works                        389,700                      14,127
* Kmart Corp.                            1,312,800                      13,128
* Service Corp. International            2,607,300                      12,176
* Toys R Us, Inc.                          220,000                       5,456
                                                                    ------------
                                                                        59,031
                                                                    ------------
CONSUMER STAPLES (5.8%)
* Suiza Foods Corp.                        335,100                      15,532
  UST, Inc.                                502,100                      15,113
                                                                    ------------
                                                                        30,645
                                                                    ------------
FINANCIAL SERVICES (25.0%)
Finance--Small Loan (2.8%)
USA Education Inc.                         205,100                      14,583

FINANCIAL DATA PROCESS SERVICES (2.6%)
Deluxe Corp.                               518,200                      13,468

FINANCIAL MISCELLANEOUS (8.8%)
MGIC Investment Corp.                      254,500                      16,540
MBIA, Inc.                                 248,850                      11,907


--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                            SHARES                       (000)
--------------------------------------------------------------------------------
Radian Group, Inc.                         140,000                      10,850
AMBAC Financial Group Inc.                 138,900                       7,474

INSURANCE--PROPERTY--CASUALTY (2.7%)
XL Capital Ltd. Class A                    203,600                      14,415

REAL ESTATE INVESTMENT TRUST (2.7%)
Crescent Real Estate, Inc. REIT            607,700                      14,457

RENT & Lease Services--Commercial (2.6%)
Ryder System, Inc.                         706,400                      13,994

SAVINGS & Loan (2.8%)
Golden State Bancorp Inc.                  490,100                      14,605
                                                                    ------------
                                                                       132,293
                                                                    ------------
Health Care (2.7%)
* Watson Pharmaceuticals, Inc.             290,300                      14,457
                                                                    ------------
Integrated Oils (5.9%)
Murphy Oil Corp.                           203,800                      16,712
Kerr-McGee Corp.                           204,900                      14,681
                                                                    ------------
                                                                        31,393
                                                                    ------------
Other Energy (6.2%)
* Triton Energy Ltd. Class A               682,400                      17,135
* Global Marine, Inc.                      548,700                      15,775
                                                                    ------------
                                                                        32,910
                                                                    ------------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
SELECTED VALUE FUND                         SHARES                       (000)
--------------------------------------------------------------------------------
MATERIALS & Processing (7.1%)
Engelhard Corp.                            526,100                 $    13,526
Eastman Chemical Co.                       171,600                       9,136
Millennium Chemicals, Inc.                 459,700                       7,723
Lyondell Chemical Co.                      441,000                       6,928
                                                                    ------------
                                                                        37,313
                                                                    ------------
PRODUCER DURABLES (7.9%)
The BFGoodrich Co.                         357,400                      14,082
Lockheed Martin Corp.                      400,100                      14,067
Pall Corp.                                 572,900                      13,446
                                                                    ------------
                                                                        41,595
                                                                    ------------
UTILITIES (16.4%)
  Constellation Energy Group               358,600                      17,120
  TECO Energy, Inc.                        503,100                      16,094
  Entergy Corp.                            371,500                      15,046
* Reliant Resources, Inc.                  479,000                      14,370
  Northeast Utilities                      788,300                      14,071
  Allegheny Energy, Inc.                   200,000                      10,232
                                                                    ------------
                                                                        86,933
                                                                    ------------
OTHER (6.6%)
Brunswick Corp.                            704,000                      14,122
ITT Industries, Inc.                       258,100                      11,374
Fortune Brands, Inc.                       302,900                       9,435
                                                                    ------------
                                                                        34,931
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $479,049)                                                        521,159
--------------------------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  4.54%, 5/1/2001--Note F                  $14,950                      14,950
  4.57%, 5/1/2001                           35,408                      35,408
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $50,358)                                                          50,358
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.9%)
(Cost $529,407)                                                        571,517
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                               $     4,900
Payables for Investment Securities Purchased                           (30,518)
Other Liabilities--Note F                                              (16,057)
                                                                    ------------
                                                                       (41,675)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 41,772,085 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                             $529,842
================================================================================
NET ASSET VALUE PER SHARE                                               $12.68
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                            Amount                         Per
                                             (000)                       Share
--------------------------------------------------------------------------------
Paid-in Capital                           $502,325                      $12.02
Undistributed Net
 Investment Income                           1,700                         .04
Accumulated Net Realized Losses            (16,293)                       (.39)
Unrealized Appreciation--Note E             42,110                        1.01
--------------------------------------------------------------------------------
NET ASSETS                                $529,842                      $12.68
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                            SELECTED VALUE FUND
                                                SIX MONTHS ENDED APRIL 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                         $      3,073
 Interest                                                                   510
 Security Lending                                                            90
--------------------------------------------------------------------------------
 Total Income                                                             3,673
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                                  562
 Performance Adjustment                                                    (173)
The Vanguard Group--Note C
 Management and Administrative                                              559
 Marketing and Distribution                                                  13
Custodian Fees                                                                8
Auditing Fees                                                                 5
Shareholders' Reports                                                         7
--------------------------------------------------------------------------------
 Total Expenses                                                             981
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     2,692
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (3,173)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                 42,055
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $     41,574
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       SELECTED VALUE FUND
                                                       -------------------
                                                 SIX MONTHS               YEAR
                                                      ENDED              ENDED
                                              APR. 30, 2001      OCT. 31, 2000
                                                     (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                             $ 2,692              $ 3,818
 Realized Net Gain (Loss)                           (3,173)              (1,114)
 Change in Unrealized Appreciation (Depreciation)   42,055               19,883
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                         41,574               22,587
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                              (3,806)              (3,027)
 Realized Capital Gain                                  --                   --
--------------------------------------------------------------------------------
  Total Distributions                               (3,806)              (3,027)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                            387,405               86,666
 Issued in Lieu of Cash Distributions                3,509                2,783
 Redeemed                                          (50,416)            (150,727)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
  Capital Share Transactions                       340,498              (61,278)
--------------------------------------------------------------------------------
 Total Increase (Decrease)                         378,266              (41,718)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               151,576              193,294
--------------------------------------------------------------------------------
 End of Period                                    $529,842             $151,576
================================================================================
1Shares Issued (Redeemed)
 Issued                                             32,427                8,624
 Issued in Lieu of Cash Distributions                  313                  292
 Redeemed                                           (4,243)             (15,466)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding     28,497               (6,550)
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


----------------------------------------------------------------------------------------------------------------
                                                                SELECTED VALUE FUND
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,            FEB. 15* TO
THROUGHOUT EACH PERIOD                    APRIL 30, 2001       2000     1999     1998     1997   OCT. 31, 1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.42     $ 9.75   $10.23   $12.98   $10.07        $10.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                .07        .27      .12      .07      .06           .04
Net Realized and Unrealized Gain Loss
  on Investments                                    1.43       1.56     (.19)   (2.31)    3.02           .03
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  1.50       1.83     (.07)   (2.24)    3.08           .07
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.24)      (.16)    (.08)    (.05)    (.06)           --
  Distributions from Realized Capital Gains           --         --     (.33)    (.46)    (.11)           --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                               (.24)      (.16)    (.41)    (.51)    (.17)           --
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $12.68     $11.42   $ 9.75   $10.23   $12.98        $10.07
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      13.41%     19.10%   -0.61%  -17.80%   30.92%         0.70%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                $530       $152     $193     $152     $190           $93
Ratio of Total Expenses to
  Average Net Assets                             0.67%**      0.63%    0.73%    0.65%    0.74%       0.75%**
Ratio of Net Investment Income to
 Average Net Assets                              1.83%**      2.40%    1.31%    0.58%    0.60%       0.75%**
Portfolio Turnover Rate                            38%**        40%     102%      47%      32%           25%
================================================================================================================
 *Inception.
**Annualized.
----------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

          1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

          2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

          3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

          4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

          5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Index. For the six months ended April 30, 2001, the advisory fee represented an effective annual basic rate of 0.38% of the fund's average net assets before a decrease of $173,000 (0.12%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2001, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.09% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 2001, the fund purchased $393,089,000 of investment securities and sold $56,110,000 of investment securities, other than temporary cash investments.

          At October 31, 2000, the fund had available a capital loss carryforward of $12,972,000 to offset future net capital gains of $11,940,000 through October 31, 2007, and $1,032,000 through October 31,
     2008.

E. At April 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $42,110,000, consisting of unrealized gains of $51,570,000 on securities that had risen in value since their purchase and $9,460,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at April 30, 2001, was $13,905,000, for which the fund held cash collateral of $14,950,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               FOUNDER; CHAIRMAN AND CHIEF EXECUTIVE, 1974-1996.

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[THE VANGUARD GROUP (R) LOGO]
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Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their
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www.vanguard.com

FUND INFORMATION
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This report is intended for the fund's  shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q9342 062001